Exhibt 10.27
Tenant: Chino Valley Bank

Owner: 110 Wilshire Building Partners

The Chapman Building Office Lease

                                                             PAGE
Table Of Contents Of Lease                                      i


Basic Lease Provisions                                         ii

Article 1.  Premises                                            1
Article 2.  Term                                                1
Article 3.  Completion and Acceptance of Premises               1
Article 4.  Rent                                                2
Article 5.  Force Majeure                                       2
Article 6.  Security Deposit                                    2
Article 7.  Use Restrictions                                    3
Article 8.  Service and Utilities                               3
Article 9.  Compliance with Laws and Restrictions               4
Article 10. Alterations, Furniture and Trade Fixtures           5
Article 11. Condition of Premises, During Lease Term and Upon
            Surrender of Premises                               6
Article 12. Liens                                               6
Article 13. Assignment and Subletting                           7
Article 14. Indemnification and Non-Liability of Owner          9
Article 15. Taxes                                              11
Article 16. Holding Over                                       11
Article 17. Rules and Regulations                              11
Article 18. Re-Entry By Owner                                  11
Article 19. Insolvency or Bankruptcy                           12
Article 20. Default; Remedies                                  12
Article 21. Casualty Damage                                    15
Article 22. Eminent Domain                                     17
Article 23. Transfer of Owner's Interest                       17
Article 24. Owner's Right to Perform Tenant Obligations        18
Article 25. Legal Expenses                                     18
Article 26. Late Payments: Interest and Late Charges           18
Article 27. Broker                                             19
Article 28. Waiver                                             19
Article 29. Rights of Owner                                    20
Article 30. Substituted Premises                               20
Article 31. Waivers of Subrogation                             20
Article 32. Estoppel Certificate                               21
Article 33. Notices                                            21
Article 34. Abandonment                                        22
Article 35. Addenda, Exhibits and Riders                       22
Article 36. Invalidity                                         22
Article 37. Interpretation and Governing Law                   22
Article 38. Defined Terms and Captions, Joint and Several
            Liability                                          22
Article 39. Entire Agreement, Amendments                       23
Article 40. Time of the Essence                                23
Article 41. Execution and Examination Of Lease                 23
Article 42. Covenant of Quiet Enjoyment                        23

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Article 43. Successors and Assigns                             23
Article 44. Subordination                                      23
Article 45. Insurance                                          24
Article 46. Cumulative Rights                                  25
Article 47. Accord and Satisfaction, Receipt of Money          25
Article 48. Recording                                          26
Article 49. Authority                                          26

Signatures                                                     26
Riders
Exhibits


Lease Agreement

In consideration of the rents and covenants hereinafter set forth, Owner hereby leases and demises to Tenant, and Tenant hereby leases and takes from owner, the premises hereinafter described on the terms and conditions set forth in this Lease Agreement, hereinafter called the "Lease".

Basic Lease Provisions

The words and figures set forth in Paragraph A to R, both inclusive, are part of this lease and relate to the numbered articles which follow.

A. Date of Lease: As of October 21, 1994

B.Owner: 110 Wilshire Building Partners, a California partnership.

C.Tenant: Chino Valley Bank
State of incorporation (if Tenant a Corporation):
dba (if any:

D.Name of Property: The Chapman Building, 110 Wilshire Avenue, Fullerton,
County of Orange, State of California, herein called the "Property". The Property shall include one five-story office building and all other improvements and appurtenances to the Property, as well as the underlying land.

E. Premises: Suite(s) 100, 100M and G3 located on floor(s) See Article I. The Premises have a total area of approximately 9,631 usable square feet.

F.Permitted Use of Premises: Banking and/or general office. See Article 7.

G.Period of Term: Three (3) years

H.Estimated Commencement Date:  November 5, 1994

I.Commencement Date: November 5, 1994. Expiration Date: The last day of the month of November 4, 1997

I -1. Space Plan Approval Date: Not Applicable

J.Annual Basic Rent: $ 139,878.60, ($11656.55 per month). See Article 4. Rental
Adjustment: See Rider No. 1 for CPI rental adjustments and Rider No. 2 for rental adjustments and reimbursements on account of increases in owner's operating costs and property taxes.

K.Broker: See Addendum.  See Article 27.



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L.Security Deposit: $11,656.55.  (Does not include rent for first full calendar month). See Article 6.

M.Owner's Address for Notices and Payment: 110 Wilshire Building Partners, 3577
N. Figueroa Street, Los Angeles, California 90065.

N.Tenant's Address for Notices: Chino Valley Bank, Attn.: CFO 701 N. Haven Avenue, Suite 350, Ontario, CA 91764. Tenant's Telephone Number: 909/980-4030. Tenant's Address for Notices prior to Tenant's occupancy of Premises. (if above address is the Premises):

O.Exhibits: The following Exhibits are attached hereto and made a part  hereof:
Exhibit "C" Rules and Regulations.

P.Riders: The following Riders are attached hereto and made a part hereof:
Riders 1 and 2 regarding rental adjustment, Addendum to Lease.

Q.Late Charge: Ten (10) percent (10%) of unpaid amounts. Minimum late charge is $20. See Article 26.

R.Miscellaneous:


Owner's Initials

Tenant's Initials

Article 1.  Premises. See Addendum

Owner hereby leases and demises to Tenant, and Tenant hereby leases and takes from Owner those certain premises (the "Premises") described in Paragraph E of the Basic Lease Provisions which are located in the building (herein called the "Building") described in Paragraph E of the Basic Lease Provisions.

This Lease is subject to the terms, covenants and conditions herein set forth, and Tenant covenant to perform their respective obligations under this Lease.

Article 2. Term.

As used in this Lease, the words set forth in quotes below shall have the meanings indicated as follows:

A. "Estimated Commencement Date": The date upon which it is presently estimated that the Premises will be ready for Tenant's use pursuant to this Lease, as set forth in Paragraph H of the Basic Lease Provisions. Tenant agrees that Owner shall have no liability, nor shall Tenant be entitled to terminate or cancel this Lease, if the lease term does not commence by the Estimated Commencement Date

B. "Commencement Date": If the Commencement Date is known upon the execution hereof and agreed between the parties, such date and the Expiration Date are as shown in Paragraph 1 of the Basic Lease Provisions, and upon the occurrence of the Commencement Date, the term hereof shall commence. If such dates are not known upon the execution hereof, then the Commencement Date shall be the earliest of the following three dates:

(1) the seventh day following the Beneficial Occupancy Date as defined in
Section 3B below; or



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(2) the date upon  which Tenant takes possession of the whole or any part of the Premises for occupancy pursuant to this Lease; or

(3) the date which the parties agree shall be the Commencement Date.

If the Commencement Date is determined pursuant to Paragraph (1), (2) or (3) above, the term shall thereupon commence, and the parties shall promptly execute such form as shall be required by Owner stating the Commencement Date and the Expiration Date, which dates shall be deemed part of the Basic Lease Provisions.

C. "Lease term": The Lease term shall be for the number of years set forth in Paragraph G of the Basic Lease Provisions from and after the Commencement Date, plus any period of less than one month between the Commencement Date and the first day of the next succeeding calendar month.

Article 4.  Rent.See Addendum

Tenant shall pay to Owner annual basic rent for the Premises in the amount set forth in Paragraph J of the Basic Lease Provisions, subject to adjustment as provided in Rider(s) attached hereto. Said annual basic rent shall be paid in advance on or before the first day of each and every calendar month during the term hereof in the amount per month set forth in Paragraph J of the Basic Lease Provisions. If the Commencement Date is other than the first day of a calendar month, the rent payable hereunder shall be prorated and the rent for the partial month following the Commencement Date shall be payable on the first day of the first full calendar month of the term, together with the regular monthly payment then due. All subsequent monthly rental payments shall be paid in advance on the first day of each calendar month. All payments requiring proration shall be prorated on the basis of a 30 day month.

Any amounts payable by Tenant to Owner under this Lease in addition to the above described basic rent shall be deemed additional rent, regardless of whether any such additional amounts are specifically designated as "additional rent". However, any such additional amounts shall be deemed additional rent solely for the purpose of clarifying that if Tenant fails to timely pay any such additional amounts to Owner, then Owner shall have the rights with respect to such failure as it has with respect to any failure by Tenant to timely pay basic rent.

Said rent shall be paid to Owner without reduction or set off, in lawful money of the United States of America, to Owner or its agent at the address set forth in Paragraph M of the Basic Lease Provisions, or to such other person or at such other place as Owner may from time to time designate in writing.

Article 5. Force Majeure

If either party, except as otherwise herein specifically provided, shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Article shall not operate to excuse Tenant from the prompt payment of basic rent, additional rent or any other payments required by the terms of this Lease.

Article 6. Security Deposit.



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Concurrently with the execution of this Lease, or prior to the commencement of the Lease Term, Tenant shall deposit with Owner the sum stated in Paragraph L of the Basic Lease Provisions, asconsideration for owner entering into this Lease, and as security for the full faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, owner may (but shall not be obligated to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other amount which Owner may spend or become obligated to spend by reason of Tenant's default, or to compensate Owner for any other loss of damage which Owner may suffer by reason of Tenant's default. The fact that Owner is holding or applying such deposit shall not affect Owner's remedies upon any breach of this Lease by Tenant. If any portion of said deposit is so used or applied, said application of funds shall not constitute liquidated damages for such default by Tenant, and Tenant shall, within five days after written demand therefor, deposit cash with Owner in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. Owner shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant within two weeks following the date on which Owner receives possession of the Premises. However, if owner elects to apply said security deposit toward the cost of cleaning and/or repairing the Premises (on account of Tenant having failed to comply with its obligations under Article 11) following the expiration or earlier termination of this Lease, Owner shall promptly notify Tenant of such election, and the portion (if any) of said security deposit which remains after such cleaning and/or repair has been completed shall be refunded to Tenant within 30 days after the date on which Owner receives possession of the Premises.

Upon any termination of Owner's interest in the Building of which the Premises are part, whether by sale, assignment, or otherwise, Owner or its agent shall, within a reasonable time after the date on which Owner's interest in the Building is terminated, do one of the following acts, either of which shall relieve Owner of further liability with respect to the above-described security deposit:

(a) Transfer the portion of such security deposit remaining (after any deductions made hereunder) to owner's successor in interest, and thereafter notify Tenant of such transfer, of any claims made against the security deposit, and of the transferee's name and address. If the notice to Tenant is made by personal delivery, Tenant shall acknowledge receipt of such notice and sign his name on the Owner's copy of such notice; or

(b) Return to Tenant the portion of such payment or deposit remaining after any deductions made hereunder.

Article 7. Use Restrictions.

The Premises shall be occupied and used by Tenant solely for the purpose of conducting therein the business stated in Paragraph F of the Basic Lease Provisions and for no other purpose without the prior written consent of Owner. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of (or adversely affect the coverage under) any policy of fire or other insurance upon the Building, the Property and/or any personal property therein or thereon, nor shall Tenant obstruct or interfere in any way with the rights of other tenants or occupants of the Property or injure or annoy them, nor shall Tenant use or allow the Premises to be used for any improper, immoral, unlawful

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or objectionable purpose. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, nor shall Tenant, commit allow or suffer to be committed any waste in, on or about the Premise. Tenant shall conduct its business or profession in the manner approved by the generally accepted written code of ethics thereof.

Article 8.  Service And Utilities.

Owner agrees to furnish to the premises, on generally accepted business days from 8a.m. to 6 p.m., and on Saturdays from 8 a.m. to 12 noon, subject to the rules and regulations of the Property, water and electricity suitable for the intended use of the Premises, heat, ventilation and air-conditioning required for the comfortable use and occupation of the Premises during such days and hours (subject to any governmental requirements or standards relating to, among other things, energy conservation), janitorial services and elevator service. Owner shall also maintain the plumbing, air-conditioning and electrical systems and elevators in the building, as well as the common areas in the Building and elsewhere on the Property.

Owner may impose a reasonable charge for any utilities and services, including, without limitation, air-conditioning, electric current and water, required to be provided by owner by reason of any substantial recurrent use of the Premises at any time other than the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 12 noon on Saturday, or any use beyond what Owner agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by hybrid telephone equipment, computers and other similar equipment or uses. At Owner's option, separate meters for such utilities and services may be installed for the Premises, and Tenant, upon demand therefor, shall pay owner for the installation, maintenance and repair of such meters. Tenant agrees to cooperate fully at all times with Owner and to abide by all regulations and requirements which Owner may prescribe for the use of the above utilities and services. Any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay rent under this Lease and shall entitle owner to the rights granted in this Lease for such breach.

Owner shall not be in breach of its obligations unclear this Article unless owner fails to make repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of the need for such repairs or maintenance is given to Owner by Tenant. Nor shall owner be liable for injury to persons or loss of or damage to fixtures, equipment or other personal property, however occurring, resulting from a failure to repair or maintain, unless caused by such failure having persisted for an unreasonable time (after written notice of the need for such repairs or maintenance is given to Owner by Tenant) and through no fault of Tenant. In no event shall any such failure to repair or maintain on the part of Owner be construed as a constructive or actual eviction of Tenant or entitle Tenant to any abatement or reduction of rent. Owner shall not be liable for (and Tenant shall not be entitled to any abatement or reduction of rent by reason of) Owner's failure to furnish any of the foregoing when such failure is caused by shortages, black-outs, accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Owner, nor shall failure under such circumstances be construed as a constructive or actual eviction of Tenant.

Tenant shall not, without the prior written consent of Owner, use any apparatus or devise in the Premises (including but not limited to electronic data processing machines, punch card machines and machines using current in excess of 110 volts) which will in any way increase the amount of electricity, water or compressed air (if compressed air is furnished by Owner) normally furnished or

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supplied for use of the Premises as general office space, nor shall Tenant connect with electric current (except through existing electrical outlets in the Premises, or water pipes or air pipes, if there are any) any apparatus or devise for the purpose of using electric current or water or air. If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the written consent of Owner to the use thereof, and Owner may cause a water meter or electric current meter to be installed, so as to measure the amount of water and electric current consumed for any such other use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Owner, promptly upon demand, for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the jurisdiction in which the Building is located or by the local public utility furnishing the same, whichever the case may be, plus any additional expense incurred in keeping account of the water and electric current so consumed.

Notwithstanding anything hereinabove to contrary, Owner reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

Article 9. Compliance With Laws And Restrictions  See Addendum

Tenant shall not use the Premises in any way (or permit or suffer anything to be done on or about the Premises) which will conflict with any law, statute, ordinance or governmental rule or regulation or any covenant, condition or restriction (whether or not of public record) affecting the Property, now in force or which may hereafter be enacted or promulgated. Tenant shall, at it its sole cost and expense, promptly comply with (a) all laws, statutes, ordinances and governmental rules and regulations, now in force or which my hereafter be in force, (b) all requirements, covenants, conditions and restrictions, now in force or which may hereafter be in force, and (c) all requirements (now in force or which may hereafter be in force) of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes to the Premises not related to or affected by Tenant's improvements, acts or use of the Premises. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Owner be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule or regulation or any requirement, covenant, condition, or restriction shall be conclusive of that fact as between Owner and Tenant. Tenant agrees to fully indemnify Owner against any liability, claims or damages arising as a result of a breach of the provisions of this Article by Tenant, and against all costs, expenses, fines or other charges arising therefrom, including, without limitation, attorney's fees and related costs incurred by Owner in connection therewith, which indemnity shall survive the expiration or earlier termination of this Lease.

Article 10. Alterations, Furniture And Trade Fixtures.
See addendum

Tenant shall not make (or allow to be made) any alterations, additions or improvements to or of the Premises or any part thereof without the prior written consent of Owner, which shall not be unreasonably withheld, and any alterations, additions or improvements to or of the Premises, except for movable furniture and other movable personal property, shall at once belong to Owner. Any alterations, additions or improvements to or of the Premises by Tenant shall be made at Tenant's sole cost and expense and (at the option of Owner) under Owner's direction. The plans, specifications and contractor(s) being used for such alterations, additions or improvements must first be approved in writing by

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Owner. Nothing contained in this Article shall be interpreted as requiring
Tenant to make any alterations, additions or improvements to or of the Premises, or as rendering Tenant as agent of Owner in making any such alterations, additions, or improvements. Tenant shall give Owner at least ten business days' prior written notice of the date of commencement of any construction on the Premises.

Before commencement of any such work, Tenant shall obtain (or have its contractor obtain) public liability insurance for personal injury and property damage (with owner as an additional insured) and worker's compensation insurance. The liability policy coverage shall not be less than $500,000 combined single limit, and the worker's compensation coverage shall not be less than that required by the State of California. Each such policy (and certificate thereof) shall be in full compliance with the provisions of Sections 45D and 45E of this Lease.

Upon the expiration or earlier termination of the Lease term, Tenant shall remove from the Premises all movable furniture and other movable personal property, and shall promptly repair any damage to the Premises or the Building caused by such removal. All of such removal and repair shall be entirely at Tenant's expense. Tenant shall not remove any shelving, cabinet units (whether same are for storage or library purposes or for any other purpose), fixtures or other improvements to the Premises unless requested to do so by Owner as hereinafter provided. At any time within the 15 days prior to the scheduled expiration of the Lease term, or immediately upon any termination of this Lease, Owner may demand that Tenant remove from the Premises any alterations, additions, improvements, fixtures, equipment shelving, cabinet units or moveable furniture (and other personal property) installed by Tenant designated by Owner to be removed. In such event, Tenant shall complete such removal (including the repair of any damage caused thereby) entirely at its own expense and within 15 days of Owner's demand. All repairs required of Tenant in this paragraph shall be performed in a manner satisfactory to the owner, and shall include, but not be limited to, the following: cap all plumbing, cap all electrical wiring, repair all holes in walls, restore damaged floor and/or ceiling, repair any other cosmetic damage, and clean the Premises.

If Tenant fails to remove from the Premises any of its movable furniture or other movable personal property (or any items requested by Owner to be removed pursuant to the above paragraph) by the expiration or earlier termination of this Lease, then Owner my, at its sole option, (i) treat Tenant as a holdover, in which event the provisions of Article 16 of this Lease shall apply; or (ii) handle such items as provided in Paragraph 20B(2) and 2OB(3) of this Lease.

Article 11. Condition Of Premises, During Lease Term And Upon Surrender Of
Premises   See Addendum

As part of the consideration for the leasing of the Premises, Tenant covenants and agrees, at Tenant's sole cost and expense, to keep the Premises as clean and sanitary as the condition of the Premises permits, and to properly use and operate all electrical, gas and plumbing fixtures and keep them as clean and sanitary as their condition permits. Neither Tenant nor any subtenant, agent, employee, or servant of Tenant shall destroy, deface, damage impair or remove any part of the Building or the facilities, equipment or apputenances of the Building or the Property, nor shall Tenant permit any person to do any such thing. Tenant shall, at its sole cost and expense, make all repairs to the Premises, the Building or the Property which are required, in the opinion of Owner, as a result of any misuse or neglect committed or permitted by Tenant or by any Subtenant, agent, employee, or servant of Tenant. In addition, Tenant shall, at its sole cost and expense, repair any damage to the Premises which is caused by any invitee of Tenant. If Tenant does not make repairs promptly and

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adequately or fails to maintain the Premises in good order and repair, then, following written notification (except in the case of an emergency, in which case no prior notification shall be required) to Tenant, Owner may, but need not, perform such repairs and/or maintenance, and any amounts paid by owner (pursuant to Article 25 hereof) in connection with such repairs and/or maintenance shall be reimbursable (plus 20%, for overhead) by Tenant to Owner upon demand. If Owner performs any such repairs and/or maintenance on behalf of Tenant, Owner shall not he liable to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, equipment, furniture or other property or to Tenant's business by reason thereof, nor shall any such activity be deemed a constructive or actual eviction or entitle Tenant to any abatement or reduction of rent.

Except as specifically set forth to the contrary in this Lease, Owner has no obligation to alter, remodel, repair, improve, maintain, renovate or paint the Premises or any part thereof, and no representations or warranties respecting the condition of the Premises, the Building or the Property (or the suitability of any of same for the conduct of Tenant's business) have been made by Owner or by any of Owner's agents or employees.

Unless owner demands otherwise pursuant to Article 10 above, Tenant shall, upon the expiration or earlier termination of the tenancy hereby created, surrender to Owner the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, broom clean, reasonable wear and tear excepted, shall surrender all keys for the Premises to Owner at the place then fixed for the payment of rent, and shall inform Owner of all combinations of locks, safes and vaults, in any, on the Premises. Tenant shall perform all removal and repair obligations referred to in Article 10 prior to surrendering the Premises to Owner. If the Premises are not surrendered upon the expiration or earlier termination of the Lease term, either due to the failure by Tenant to timely perform its aforementioned removal and repair obligations under Article 10 or for any other reason, Tenant shall fully indemnify owner against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Promptly following the expiration or earlier termination of the term of this Lease, if requested by Owner, Tenant shall execute, acknowledge and deliver to Owner a recordable written instrument releasing and quitclaiming to Owner all right, title and interest of Tenant in the Premises by reason of this Lease or otherwise.

Article 12.  Liens.

Tenant shall keep the Property free from any mechanics' or materialmen's liens and any other liens of a similar nature placed upon the Property by reason of or in connection with any repairs, additions, alterations or improvements contracted for or initiated by Tenant, shall be solely responsible for making payments for such work and discharging liens for such work. Tenant agrees to fully indemnify Owner with respect to all liability for all such liens, claims and demands, together with reasonable attorneys' fees and all costs and expenses in connection therewith. Owner shall have the right at all times to post on the Premises notices of non responsibility (and to record verified copies thereof) in order to place contractors and materialmen on notice that Owner is not to be held financially responsible for any such work. Tenant shall, at the request of owner, provide Owner with notarized full and unconditional lien releases and paid receipts from any general contractor, subcontractor, materialman or other person furnishing labor and/or materials in connection with such work, as well as any other evidence required by Owner to demonstrate that there shall be no liens affecting Owner or the Property by reason of such work. Any amount paid by Owner (pursuant to Article 24 hereof) to discharge or bond around any such liens shall be payable by Tenant to Owner upon demand.

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Notwithstanding anything to the contrary hereinabove contained, if Tenant shall in faith contest the validity of any such lien, claim, or demand, then Tenant shall, at its sole expense, defend itself and Owner (with counsel reasonably satisfactory to Owner)against the same, and shall pay and satisfy any adverse judgment that way be rendered thereon for the enforcement thereof against Owner, upon the condition that if owner shall require, Tenant shall procure and record a bond (in accordance with Section 3143 of the California Civil Code or any comparable statute hereafter enacted) freeing Owner and the Property from the effect of such lien or claim or action thereon.

Article 13. Assignment And Subletting.  See Addendum

A. Tenant may not transfer or assign this Lease or any right or interest hereunder, or sublet the Premises or any part thereof without first obtaining Owners prior written consent, which shall not be unreasonably withheld, Tenant's sole remedy shall be to have the proposed assignment, subletting or other transfer declared as valid as if owner's consent had been given, although Tenant shall be entitled to reasonable attorney's fees if it is the prevailing party in such litigation. Owner shall have a reasonable time (i.e. at least 30 days) after Owner's receipt of all items required under Section 13F, within which to
(ii) consent to the proposed subletting or assignment, or (iii) reasonably disapprove of the proposed subletting or assignment, in which case Owner shall set forth in writing its grounds for such disapproval. It shall not be unreasonably for Owner to withhold such consent because, or for Owner to condition such consent upon Owner's determination that (1) Tenant is current with respect to all of its monetary obligations under this Lease and is not in default with respect to any non-monetary obligations; (2) the proposed assignee is as financially responsible as Tenant; (3) the subtenant or assignee is not likely to significantly increase the use of the parking areas or other common areas on the Property and/or significantly increase the demands upon utilities and services provided by Owner to tenants of the Building; and (4) evidence has been furnished to Owner which shows (to Owner's satisfaction) that the proposed assignee or subtenant is likely to conduct on the Premises a business of a quality substantially equal to that conducted by Tenant. No transfer or assignment (whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise) or subletting shall be valid or effective without such prior written consent. Accordingly, no inferences shall be drawn from any conduct or inaction on the part of Owner that such consent has been given. Should Tenant attempt to make or allow to be made any such transfer, assignment or subletting, except as aforesaid, or should any of Tenant's rights under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, then, and in any of the foregoing events, Owner may, it is option, treat such act as a non-curable default by Tenant under the provisions of this Lease. Should Owner consent to any such transfer, assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this Article, and the same shall apply to each successive transfer, assignment or subletting hereunder, if any.

B.If Tenant hereunder is a corporation, a division or subsidiary of a parent corporation, an unincorporated association, or a partnership, then the Transfer, assignment or hypothecation of any stock or interest in such corporation, parent corporation, association or partnership in the aggregate of 50% or more shall be deemed as assignment within the meaning and provisions of this Article, and any devise which can reasonably be inferred to have been designed to circumvent this section 13B also shall be deemed an assignment. Notwithstanding the foregoing, this Section 13B does not apply to: (i) a transfer or assignment of any such stock or interest by a shareholder or member to his spouse, children of grandchildren, or (ii) any corporation which, under the then current guidelines

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published by the California Commissioner of Corporation, is deemed a public corporation.

C.If Owner consents to an assignment, sublease or other transfer by Tenant of all or a portion of Tenant's interest under this Lease, Tenant shall pay, or cause to be paid, a transfer fee of $100.00 to cover administrative, accounting and other related expenses.

D.If Owner consents to Tenant assigning its interest under this Lease or subletting all or any portion of the Premises, Tenant shall pay to Owner (in addition to rent and all other amounts payable by Tenant under this Lease) one-half of the rents and other considerations payable by such assignee or subtenant in excess of the rent payable by Tenant at the time of such subletting or assignment. For the purpose of this computation, the additional amount payable by Tenant shall be determined by application of the rental rate per square foot for the Premises or portion thereof sublet. Said additional amounts shall be paid to Owner immediately upon receipt by Tenant of such rent or other considerations from the assignee or subtenant. Any assignment or sublease entered into by Tenant in connection with the Premises shall contain a representation by Tenant and the assignee or subtenant (whichever the case may be) which states the amount of any excess rents and/or other considerations payable by such assignee or subtenant. If such representation understates the amount of such excess rents and/or other considerations or is false or misleading in any other material respect, Owner shall have the right to treat any such misrepresentation as a non-curable default and terminate this Lease (as to Tenant and the proposed assignee or subtenant) pursuant to Article 20 hereof. See Addendum

E.Owner may collect rent from the assignee, subtenant, occupant, or other transferee, and apply the amount so collected, first to the basic rent herein reserved, then to any additional rent due and payable, and refund the balance (if any to the Tenant, but no such assignment, subletting, occupancy, transfer or collection shall be deemed a waiver of Owner's rights under this Article or the acceptance of the proposed assignee, subtenant occupant or transferee, or a release of Tenant from the further performance of the covenants obligating Tenant under this Lease. Notwithstanding any assignments, sublease or other transfer, Tenant shall remain fully liable (i.e. jointly and severally liable with any assignee, and primarily liable in the event of a subletting of all or part of the Premises) under this Lease and shall not be released from performing any of the terms, convenants and conditions of this Lease.

F. If Tenant desires at any time to assign this Lease or sublet the Premises or any portion thereof, it shall, at least 30 days prior to the proposed effective date of the sublease or assignment, notify Owner of its desire to do so and shall submit in writing to Owner (1) the name of the proposed subtenant or assignee; (2) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (3) the terms and provisions of the proposed sublease or assignment; (4) such financial information as Owner may reasonably request concerning the proposed assignee, including, but not limited to, a bank reference and financial statements of the proposed assignee or subtenant for the two most recently completed fiscal years; and (5) such supplemental information as Owner may reasonably request concerning the proposed assignee or subtenant. The information required in items 1-4 (inclusive) hereof shall be submitted to Owner with the aforementioned 30 day notice, and any supplemental information required pursuant to item 5 hereof shall be submitted to Owner within ten days after Owner's request therefor.

H. Tenant may thereafter enter into a valid assignment or sublease with respect to the Premises, provided that Owner consents thereto pursuant to this Article, and provided further that (1) the effective date of such sublease or assignment

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is as set forth in the information submitted by Tenant to Owner pursuant to
Section13F, (2) Tenant pays (or causes to be paid) all amounts owed to Owner under Sections 13C and 13D of this Lease, (3) Tenant is, as of the effective date of the assignment or sublease, current with respect to all of its monetary obligations, (4) there have been no material changes (since the date on which Owner's consent was given) with respect to the financial condition of the proposed subtenant of assignee or the business which said party plans to conduct on the premises, (5) any assignee expressly assumes all obligations of Tenant under this Lease, (6) any subtenant or assignee agrees to be bound by all of the terms, convenants and conditions of this Lease, (7) any subtenant agrees that although Tenant shall continue to be primarily liable to Owner for all monetary and non-monetary obligations under this Lease for the entire Premises if all or part of the Premises are sublet, the subtenant shall be liable (as a guarantor) for all monetary obligations relating to the portion of the Premises which has been sublet, (8) the sublease or assignment agreement expressly provided that it may not be terminated (other ) than in accordance with its terms) or modified without Owner's prior written consent, and (9) an executed (by Tenant and the assignee or subtenant, whichever the cause may be) original of such assignment or sublease is delivered to Owner promptly after execution, and in no event after the effective date of such assignment or sublease.

I. Tenant agrees to fully defend and indemnify Owner with respect to shall cost (including) attorney's fees expended by Owner in connection with any such claim) and liability for compensation claimed by any broker or agent employed by tenant in connection with any assignment, subletting or other transfer of Tenant's interest under this Lease.

J. The voluntary or other surrender of this Lease by Tenant or a mutual termination hereof shall not work a merger, and shall, at Owner's option, either
(i) terminate all or any existing subleases or subtenancies (notwithstanding any subtenant's obligations under Section 13F as a guarantor, even if the subtenant fulfills such obligations) or(ii) operate as an assignment to Owner of Tenant's interest under such subleases or subtenancies.

K. Any subtenant or assignee at any tier shall be subject to all provisions in this Article if it wishes to sub-sublet or sub-assign.

L. All rights or Owner under this Article as well as any obligations hereunder on the part of the Tenant (or any subtenant or assignee of Tenant) shall prevail over any inconsistent language in the documentation for any sublease or assignment to which Owner has consented, unless such inconsistent language is in a document which has been signed by Owner.

Article 14.  Indemnification's And Non-Liability Of Owner.
See Addendum

As used in this Article 14, the following terms shall include the following unless the context clearly requires otherwise: (i) the word "Owner" shall include all officers, directors, employees, agents, servants and authorized representatives of Owner, (ii) the words "claim" and "claims" shall included damages, losses, liabilities and expenses, including attorney's feed and related costs, and (iii) the words "Tenant" and "subtenant herein shall include all employees, agents, servants and authorized representatives of same (as well as officer said directors of Tenant or subtenant if either such party is a corporation, and all general partners of Tenant of subtenant if either party is a partnership).

A. Tenant shall fully indemnify Owner against all claims, however caused, arising in whole or in part from Tenant's use of the Premises and the Property, from the conduct of Tenant's business, or from any activity, work, or thing

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done, permitted or suffered by Tenant (or by any licensee, concessionaire or subtenant of Tenant) anywhere on the Property, and shall further indemnify Owner against all claims arising in whole or in part form any breach or default in the performance of any obligation to Tenant's part to be performed under the terms of this Lease or arising whole or part from any act, neglect, fault or omission by Tenant (or by any licensee, concessionaire or subtenant or Tenant) anywhere on the Property.

B. Tenant and any subtenant, as a material part of the consideration to Owner, hereby assume all risk of damage to property, injury and death to persons, and all claims of any other nature resulting from their use of the Premises, and Tenant and any subtenant and tenant hereby waive all claims in respect thereof against Owner. Owner shall not be liable for any damage to property of Tenant (or of any subtenant of Tenant) entrusted to any employee or agent of Owner, nor shall Owner be liable for loss of or damage to any property of Tenant (or of any subtenant of Tenant) by theft or otherwise. Owner shall not be liable to Tenant or to any subtenant of tenant for any damage to property, or injury or death to persons, resulting from any cause, including but not limited to fire, explosion, falling plaster, steam, gas, electricity, or water (which may leak into the Premises from any part of the Building, from the pipes, appliances or plumbing works therein or from the roof thereof), or dampness within said Building, unless caused by or due to the failure of Owner to repair such condition(s) within a reasonable time (after written notice of the need for such repair is given to Owner by Tenant) and through no fault of Tenant (or of any subtenant, licensee, concessionaire or invitee of Tenant). Nor shall Owner be liable to Tenant or to any subtenant of Tenant for any latent defect in the Premises or the Building. Nor shall Owner be liable for the negligence or misconduct, including but not limited to criminal acts, by maintenance or other personnel or contractors serving the Property, unless Owner is grossly negligent in contracting for the services of such maintenance or other personnel or contractors. All property of Tenant (or any subtenant of Tenant) kept or stored anywhere on the Property shall be so kept or stored at their own risk, and Tenant and any subtenant of Tenant hereby waive any claim against Owner arising out of damage to the same, including subrogation claims by insurance carriers of Tenant (or of any subtenant of Tenant), unless such damage shall be caused by the willful misconduct or gross neglect of Owner and through no fault of Tenant (or of any subtenant, licensee, concessionaire or invitee of Tenant. Nor shall any of the events or conditions set forth in this paragraph be deemed a constructive or actual eviction of entitle Tenant (or any subtenant of Tenant) to any abatement or reduction of rent. In addition, Tenant shall fully indemnify Owner with respect to (i) any claim against Owner (based on any of the events of conditions set forth in this paragraph) made by any licensee, concessionaire or invitee of Tenant, and (ii) any such claim made by any subtenant of Tenant (to the extent that any of the waivers in this paragraph are unenforceable against any subtenant of Tenant). As used in the immediately preceding sentence, the word "claim" shall include subrogation claims by the respective insurer(s) of any of the parties referred to in such sentence.

C. If any action of preceding is brought against Owner by reason of any claim which Tenant is obligated to indemnify Owner under this Article, Tenant (upon notice from Owner) shall defend Owner against claim, solely at Tenant's expense, by counsel reasonably satisfactory to Owner. Tenant's indemnification obligations under this Article shall not require payment as a condition precedent to recovery, shall survive the expiration or earlier termination of this Lease with respect to claims arising from facts or omissions which occurred prior to such expiration or earlier termination, and shall not be diminished on account of any claim being based upon any alleged act or omission of Owner, unless it is that such claim is the result of the sole negligence or sole willful misconduct of Owner.


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

D. Tenant shall give prompt notice to Owner with the respect to any defects, fires or accidents which Tenant observes anywhere on the Property.


Article 15.  Taxes.  See Addendum

Tenant shall be liable for tax (now or hereafter imposed by any governmental entity) applicable to or measured by or on the rents or any other charges payable by Tenant under this Lease, including (but not limited to) any gross income tax, gross receipts tax or excise tax with respect to the receipt of such rent or other charges or the possession, leasing or operation, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes. If any such tax is required to be paid to the governmental taxing entity directly by Owner, the Owner shall pay the amount due and, upon demand, shall be fully reimbursed by Tenant for such payment. If such reimbursement is prohibited by law, the Owner shall have the option to terminate this Lease in its entirety without having any liability to Tenant.

Tenant shall also be liable for all taxes levied against the leasehold held by Tenant or against any personal property, leasehold improvements, additions, alterations and fixtures place by or for Tenant in, on or about the Premises or constructed by Owner for Tenant in the Premises; and if any such taxes a levied against Owner or Owner's property, or if the assessed value of the Property is increased (whether by special assessment or otherwise) by the inclusion therein of value placed on such leasehold, personal property, leasehold improvements, additions, alterations and fixtures, and Owner pays any such taxes (which Owner shall have the right to do regardless of the validity thereof), Tenant, upon demand, shall fully reimburse Owner for the taxes so paid by Owner or for the proportion of such taxes resulting from such increase in any assessment.

Article  16.  Holding Over.

If, with Owner's written consent, Tenant holds possession of the Premises after the expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to the higher of (a) rent computed at Owner's then prevailing monthly rental rate per square foot for the next most comparable space or (b) the then rental (including escalation) paid by Tenant at the expiration of the term of this Lease, payable in advance on or before the first of each month, and Tenant shall continue in possession and shall remain subject to the terms hereof until such be terminated by Owner, or until 30 days after Tenant shall have given to Owner a written notice of its intention to terminate such tenancy.

If Tenant holds over after the expiration or earlier termination of the term hereof without the expense written consent of Owner, Tenant shall become a tenant at sufferance only at 125% percent of the then prevailing market rate (as reasonably determined by Owner) for the premises in effect upon the date of such expiration or earlier termination, to be prorated and paid on a daily basis, and otherwise upon the terms, convenants and conditions specified in this Lease, so far as applicable. Acceptance by Owner of rent after such expiration or earlier termination shall not constitute to a holdover hereunder or result in a renewal or extension of this Lease. The foregoing provisions of this paragraph are in addition to and do not affect Owner's right of re-entry or any other rights of Owner under this Lease or as other wise provided by law.

Article  17.  Rules And Regulations.

Tenant shall faithfully observe and comply with the rules and regulations printed on Exhibit "C" to this Lease as well as all modifications thereof and additions thereto from time to time put into effect by Owner, upon reasonable

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notice to Tenant.  Owner shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant on the Property with respect to any such rules and regulations.

Article 18.  Re-Entry By Owner.

Owner and its agents shall at any and all times have the right to enter the Premises to inspect the same, to determine whether Tenant is complying with its obligations hereunder, to supply janitorial service and any other service to be provided by Owner to Tenant hereunder, to post notices of non-responsibility, to exhibit the Premises to prospective purchasers, lenders or ground lessees of the Building or the Property, or to prospective lessees of space in the Building, and to alter, improve or repair the Premises and any portion of the Building or the Property, without abatement of rent, and may (in connection with any such work) erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Tenant hereby waives any claim for damages for any injury to, inconvenience to, or interference with Tenant's business, any loss of occupancy or quite enjoyment of the Premises, and other loss occasioned thereby. For each of the aforesaid purposes, Owner shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Owner shall have the right to use any and all means which Owner may deem proper to open said doors in an emergency, in order to obtain entry to the Premises and/or otherwise, and such entry shall not under any circumstances be construed as forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of rent. Nothing in this Article shall be construed as obligating Owner to perform any repairs, alterations or maintenance except as otherwise expressly required elsewhere in this Lease to be performed by Owner.

Article 19.  Insolvency Or Bankruptcy.

Tenant agrees that if all or substantially all of the Tenant's assets are placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of 30 days, or if Tenant makes an assignment for the benefit of creditors or is adjudicated a bankrupt, or if Tenant institutes any proceedings under the Bankruptcy Reform Act of 1978 ( as heretofore or hereafter amended) or under any other act relating to the subject of bankruptcy wherein Tenant seeks to (i) be adjudicated a bankrupt, (ii) be discharged of its debts, or (iii) effects a plan of liquidation, composition, arrangement or reorganized, or if any involuntary proceeding is filed against Tenant under any such bankruptcy laws (and Tenant consents thereto or acquiesces therein by pleading of default), then any such act shall be deemed a breach of this Lease, and neither this Lease nor any interest in and to the Premises shall become an asset of any such proceedings and, in any such event (and in addition to any and all rights or remedies of Owner hereunder or provided by law), this Lease shall terminate automatically as of the date on which any one or more of the above-described occurrences takes place. In such event, it shall be lawful for Owner to re-enter the Premises and take possession thereof and remove all persons (and all of Tenant's personal; property, fixtures, equipment, alterations, improvements and utility installations in accordance with Paragraphs 20B(2) and 20B(3) hereof) therefrom, and Tenant shall have no further claim to the Premises or under this Lease. However, the foregoing provisions in this Article shall be subject to the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended.

Article 20.  Default; Remedies.



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A.  Default.  The occurrence of any one or more of the following events shall constitute a default under this Lease by Tenant:

1.  Non-curable defaults:

(a) The abandonment of the Premises by Tenant. See Paragraph 20B(1) for the procedure by which it is established that the Premises have been abandoned. See Addendum.

(b) Any involuntary transfer of Tenant's interest in this Lease or any voluntary transfer (attempted or actual) of the Tenant's interests in this Lease, without Owner's prior written consent, as set forth more specifically in
Section 13A.

(c) If the Leasehold interest if Tenant is levied upon under execution or is attached by process of law and said levy or attachment is not promptly released.

(d) If any lease (other than this Lease) made by Tenant for any other space on the Property is terminated or terminable after the commencement of the term of this Lease due to any default by Tenant under such other lease.

(e) If Tenant makes(or has made) of furnishes (or has furnished) any warranty, representation of statement to Owner in connection with this Lease (or any assignment of this Lease of subletting of all or part of the Premises) or any other agreement to which Owner and Tenant are parties, which is or was false or misleading in any material respect when made or furnished.

(f)  Any breach under Article 19.

2.  Curable defaults:

(a) The failure by Tenant to make any payment of rent, additional rent of any other payment required to be made by Tenant hereunder as and when due. If Tenant does not fully cure such default within three days after Tenant has been given (as provided in Article 33 hereof) notice of such default, this Lease shall be terminable at Owner's option.

(b) The failure by Tenant to observe or perform any non-monetary covenant, conditions or provisions of this Lease to be observed or performed by Tenant, other than the aforementioned non-curable defaults. If Tenant does not fully cure any such non-monetary default within 20 days after Tenant has been given (as provided in Article 33 hereof) notice of such default, this Lease shall be terminable at Owner's option.

B.  Remedies.

1. In addition to all other rights or remedies it might have, Owner shall have the right to terminate this Lease and Tenant's right to possession of the Premises in the event of any non-curable default set forth in Paragraph 20A(1) hereof or if a curable default is not fully cured within the cure period designated in Paragraph 20A(2) for such default. Termination of Tenant's right to possession of the Premises shall terminate this Lease, and vice-versa. However, if Tenant has abandoned or vacated the Premises, the mere taking of possession of same by Owner in order to perform acts of maintenance or preservation or to attempt to relet the Premises, or the appointment of a receiver in order to protect Owner's interest under this Lease, shall not be deemed a termination of Tenant's rights to possession of the Premises or a termination of this Lease unless Owner has notified Tenant in writing that the Lease is terminated. The notification in Paragraph 20A(2) for curable defaults shall be in lieu of, and not in addition to, any notice required under Section

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1161, et. seq., of the California Code of Civil Procedure.  If Owner terminates this Lease and Tenant's right to possession of the Premises pursuant to this Paragraph 20B(1), Owner may recover the following from Tenant:

(a) the worth at the time of payment (whether pursuant to a judgment or a mutually agreed upon settlement) of the rent which was due, owing and unpaid by Tenant to Owner at the time of termination; plus

(b) the worth at the time of such payment (whether pursuant to a judgment or a mutually agreed upon settlement) or the rent which would have come due after termination until the time of such payment exceeds the amount of rental loss that Tenant proves could have been reasonable avoided during such period; plus

(c) the worth at the time of such payment of the amount by which the unpaid rent for the balance of the Lease term after the time of such payment exceeds the amount of rental loss which Tenant proves could be reasonably avoided during such period; plus

(d) all other amounts necessary to compensate Owner for all of the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or not limited to, the Unreimbursed Leasehold Improvement Cost (hereunder defined), any attorneys' fees, brokers' commissions or finders' fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Owner in connection with this Lease which is applicable to that portion of the Lease term which is unexpired as of the date on which this Lease is terminated), any cost for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) or Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does not remove, any cost for alterations, additions and renovations (and any other costs and expenses) incurred by Owner in regaining possession or and reletting (or attempting to relet) the Premises. As used herein, the term "Unreimbursed Leasehold Improvement Cost" shall mean the product resulting when multiplying Owner's cost (of installing all leasehold improvements installed on the Premises by Owner pursuant to this Lease prior to the beginning of the Lease term) by a fraction, the numerator of which is the number of months of the Lease term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease term. For example, if the total cost of the Owner of installing such leasehold improvements was $10,000, the Lease term was 24 months and the Lease was terminated of Tenant's default at the end of six months, the Unreimbursed Leasehold Improvement Cost would be determined as follows: $10,000 x 18/24 = $7,500

(e) at Owner's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

All computations of the "worth at the time of payment" of amounts recoverable by Owner under sub-paragraphs (a) and (b) hereof shall be computed by allowing interest at the higher of 18% per annum (or such lower rate, if any, as is the maximum permitted by applicable usury laws) from the date of termination until payment, in addition to any interest and late charges which have accumulated under Article 26 hereof from the date such payment is due until the date of termination. The "worth at the time of payment" recoverable by Owner under sub-paragraph (c) hereof shall be computed by discounting the amount otherwise recoverable by Owner (less the Unreimbursed Leasehold Improvement Cost) at the discount rate of the Federal Reserve Bank of San Francisco at the time of payment plus 1%.



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2.  Upon Termination of this Lease, whether by lapse of time or otherwise,
Tenant shall immediately vacate the Premises and deliver possession thereof to Owner. If Tenant has vacated the Premises and Owner or any of its agents has reason to believe that Tenant does not intend to reoccupy the Premises, and current or past rent has been due and unpaid for at least 14 consecutive days, Owner shall have the right to send Tenant a Notice of Belief of Abandonment pursuant to section 1951.3 of the California Civil Code. Such notice shall be served in accordance with the notice requirements set forth in Article 33 of this Lease. The Premises will be deemed abandoned, and Tenant's right to possession of the Premises will terminate, on the date set forth in such notice, unless Owner receives (at its address for notices set forth in Paragraph M of the Basic Lease Provisions) before such date a notice from Tenant stating (i) Tenant's intent not to abandon the Premises and (ii) and address at which Tenant may be served in any action for unlawful detainer of the Premises. If the Premises are deemed abandoned (either through the aforementioned procedure or due to any statement(s) by Tenant to that effect), or if Owner or any of its agents acts pursuant to a court order, then Owner or any of its agents shall have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons therefrom and any or all of Tenant's fixtures, equipment, furniture and other personal property (herein collectively referred to as "property") from the Premises, without being deeded in any manner liable for trespass, eviction of forcible entry of detainer, or conversion of property, and without relinquishing any right given to Owner in this Lease or by operation of law. If Owner re-enters the Premises in such a situation, all property removed from the Premises by Owner or any of its agents and not claimed by Owner may be handled, removed or stored in a commercial warehouse or otherwise by Owner at Tenant's risk and expense, and Owner shall in no event be responsible for the value, preservation or safekeeping thereof. Before retaking any such property from storage, Tenant shall pay to Owner, upon demand, all expenses incurred in such removal and all storage charges against such property. Any such property of Tenant not so retaken from storage by Tenant within 30 days after such property has been removed from the Premises shall be deemed abandoned and may be either disposed of by Owner pursuant to Section 1988 of the California Civil Code or retained by Owner as its own property.

3. Notwithstanding Owner's right to terminate this Lease pursuant to Paragraph 20B(1), owner may, at its option, enforce all of its rights and remedies under this Lease (including the right to recover the rent as it becomes due hereunder), provided that Owner does not terminate Tenant's right to possession of the Premises. In such event, Owner shall be entitled to recover from Tenant all costs of maintenance and preservation of the Premises, and all costs, including attorneys' fees and receivers' fees, incurred in connection with the appointment of and performance by a receiver to protect the Premises and Owner's interest under this Lease. No re-entry or taking possession of the Premises by Owner pursuant to this Paragraph 20B(3) shall be construed as an election to terminate this Lease unless a written notice (signed by a duly authorized representative of Owner) of such intention is given to Tenant of unless it is decreed by a court of competent jurisdiction that Owner has terminated this Lease. Notwithstanding any reletting by Owner without a termination of this Lease, Owner may at any time after such reletting elect to terminate this Lease pursuant to Paragraph 20B(1). Upon and after entry into possession of Premises without termination of this Lease, Owner may, but need not, relet the Premises of any part thereof for the account of Tenant to any person, firm, partnership, corporation or other business entity other than Tenant for such rent, for such time and upon such terms as Owner, in Owner's sole, discretion, shall determine. Owner shall not be required to accept any substitute tenant offered by Tenant or to observe any instructions given by Tenant regarding such reletting. In any such case, Owner may remove (and repair any damage caused by such removal) and store (or dispose of) any of Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does

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not remove, and Owner may also make repairs, renovations, alterations and/or additions to the Premises to the extent deemed by Owner necessary or desirable in connection with such attempt to relet. Tenant shall, upon demand, pay the cost of such repairs, alterations, additions, removal, storage and renovations, together with any attorneys' fees, brokers' commissions (or finders' fees) and any other expenses incurred by Owner in regaining portion of the term of this Lease and if consideration collected by Owner from any reletting is not sufficient to pay monthly the full amount of the rent payable by Tenant under this Lease, together with any attorneys' fees, brokers' commissions (or finders' fees), any costs for repairs, alterations, additions, removal, storage and renovations, and any other costs and expenses incurred by Owner in regaining possession of and reletting the Premises, Tenant shall pay Owner the amount of each monthly deficiency upon demand. Any rentals received by Owner from any such reletting shall be applied as follows: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Owner; second, to the payment of any costs of regaining possession of and reletting the Premises; third, to the payment of the costs of any such alterations, repairs, additions, removal, storage and renovations to the Premises; fourth, to the payment of rent due and unpaid under this Lease; and the residue, if any shall be held by Owner and applied as payment of future rent as the same may become due and payable hereunder.

4. If Tenant violates any of the terms or provisions of this Lease or defaults in any of its obligations hereunder, other than the payment of rent or other sums payable hereunder, such violation may be restrained or such obligation enforced by injunction.

5. No act or thing done by Owner or its agents during the term hereof shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed Owner. Neither the reference in this Lease to any particular remedy nor the pursuit of any particular remedy shall prelude Owner from any other remedy Owner might have, either at law or in equity.

6.  Nothing herein shall be deemed to affect the right of the Owner under
Article 14 of this Lease to indemnification for any liability, attorneys' fees and related expense.

Article 21.  Casualty Damage.

In the event of any visible damage to the Premises, Tenant shall promptly notify Owner or its agents in writing. If the Premises or any other part of the Building or the Property are damaged by fire or other casualty, the damage shall be repaired by and at the expense of Owner, unless this Lease is terminated as provided in this Article. Until such repairs are completed, the rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business and the length of time that such condition persists; however, there shall be no abatement of rent by reason of the Premises (or any portion thereof) being unusable for a period of five days or less. If the damage is due to the fault or neglect of Tenant or any subtenant of Tenant, or any of their agents, employees, servants, or invitees, there shall be no abatement of rent. Nor shall there be any abatement of rent on account of damage to the Building or any other part of the Property unless it includes damage to the Premises or prevents access to the Premises. Access to the Premises shall not be deemed prevented if Tenant is precluded from using any portion of the parking areas on the Property on account of damage to the same.

In the event of any casualty damage to the Premises or the Building, Owner of Tenant may, by written notice to the other within 30 days after the damage, elect to terminate this Lease as of the date of occurrence of such damage, in

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any one of the following three situations: (i) if the Building (even if the damaged portion of the Building does not include the Premises) is damaged to the extent of more than one-third of (what Owner in good faith determines to be) its then replacement cost, (ii) if Owner has determined in good faith that any repairs to the Premises required to be made by owner cannot be completed within 120 days after the occurrence of such damage without the payment of overtime or other premiums, or (iii) if the casualty damage results from an uninsured risk. If Owner exercises its right to terminate this Lease pursuant to item (ii) in the immediately preceding sentence, Owner's notice of termination shall be accompanied by a statement from the appropriate insurer(s) of Owner, supporting Owner's good faith determination that the required repairs cannot be completed within 120 days after the Occurrence of such damage without the payment of overtime or other premiums. If the Premises have been rendered inaccessible or untenantable by such damage and (in Tenant's reasonable judgment) the Premises cannot be made accessible tenantable within 120 days after the date on which the damage has occurred, Tenant may, by written notice to Owner within 30 days after the damage, elect to terminate this Lease as of the date of occurrence of such damage. If Tenant exercises its right to terminate this Lease pursuant to the immediately preceding sentence, Tenant's notice of termination shall be accompanied by a report from a contractor licensed to do business in the state of California, which report shall include the contractor's license number and shall state the reason(s) why the contractor does not think that the Premises can be made tenantable and accessible within 120 days after the date on which the damage has occurred. If neither Owner or Tenant terminates this Lease as provided above, Owner shall, at its own expense, make such repair and restoration, and while such repair and restoration is being performed, the rent shall be abated as provided above.

Nothing in this Article shall be construed as a limitation of Tenant's liability for any damage to the Premises, to the Building, or to any other part of the Property, should such liability otherwise exist.

A total destruction of the Building shall automatically terminate this Lease as of the date of such destruction.

Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby, without further obligation to the other, simultaneously with the surrender of possession of the Premises to the Owner, except for items which have theretofore accrued and are then unpaid, and Tenant's security deposit shall be returned by owner, subject to the provisions of Article 6 in this Lease.

Article 22.  Eminent Domain

If the whole of the Premises shall be taken under power of eminent domain, or by conveyance in lieu thereof, this Lease shall automatically terminate as of the date on which actual physical possession is taken by the condemnor. If a large enough portion of the Premises has been taken so as to render the balance unusable, as reasonably determined by Tenant, then Tenant may elect to terminate this Lease, which right must be exercised, if at all, by giving owner written notice of such election within 30 days after Tenant has become aware of the extent of the taking, or such right will be deemed to have been waived. If Tenant timely exercises such right of termination, the Lease shall be deemed to have terminated as of either (i) the date on which Tenant has ceased conducting business at the Premises on account of such partial taking or (ii) the date on which actual physical possession is taken by the condemnor, whichever date is later. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Owner any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; no portion of any such award

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shall be allowed to or paid to Tenant for any so-called bonus or excess value of this Lease by reason of the relationship between the rental payable under this Lease. and may at the time be fair rental for the Premises. Although all damages in the event of any condemnation are to belong to owner whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemnor, but not from Owner, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures, and equipment. In the event of a partial taking which does not result in a termination of this Lease, the rent shall be reduced according to the part of the Premises remaining after the taking, and Owner shall, within a reasonable time, make a functional unit out of such remaining portion of the Premises. The rent reduction for the month in which the taking (of actual physical possession) by the condemnor occurs shall be prorated.

If any portion of the Property other than the Premises shall be so taken or appropriated and Owner does not terminate this Lease as hereinafter provided, then there shall be no reduction in rent on account of such taking, nor shall such taking entitle Tenant to terminate this Lease. Regardless of whether or not Owner terminates this Lease in such a situation, Owner shall be entitled to
the entire award.   If any part of the Building (whether or not such part
includes the Premises) shall be so taken or appropriated, and the cost of repairing the Building is ten percent or more of the then replacement cost of the Building, Owner shall have the right, at its option, to terminate this Lease. Such right must be exercised, if at all, within (i) 90 days after the date of the taking or (ii) 45 days after the date on which Owner has received both a contractor's written estimate of the cost of repairing the Building and a appraisal of the then replacement cost of the Building, whichever of the two aforementioned time periods expires earlier.

If the Premises include space in more than on building on the Property and either Owner or Tenant exercises its right under this Article to terminate this Lease as to the portion of the Premises which is in one building, the Lease shall not be deemed terminated with respect to the portion(s) of the Premises in the other building(s) on the Property unless the Lease is also terminable (and terminated) under this Article with respect to the portion(s) of the Premises in such other building(s).

If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Article, all rentals and other charges payable by Tenant to owner hereunder and attributable to the Premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor, and (depending on whether this Lease is terminated as to all or only part of the Premises) either all or a prorated portion of Tenant's security deposit shall be returned by Owner, subject to the provisions of Article 6 hereof.

Article 23.  Transfer Of Owner's Interest

In the event of any transfer(s) of Owner's interest in the Property, other than a transfer for security purposes only, the transferor shall be automatically relieved of any covenant of quiet enjoyment and any other obligations and liabilities on the part of Owner accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee. Upon receipt of a Non-Disturbance Agreement.

Article 24.  Owner's Right To Perform Tenant Obligations.


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All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten days (20 days with respect to non-monetary obligations) after notice thereof by Owner, Owner may (but shall not be obligated so to do), without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Owner and all necessary incidental costs, together with interest thereon at the rate of 15% per annum (or such lower rate, if any, as is the maximum permitted under applicable usury laws) from the date of such payment by Owner until reimbursement in full by Tenant, Shall be payable to Owner with the next due monthly installment of rent, and Tenant covenants to pay any such sums.
Owner shall have (in addition to any other right or remedy of owner) the same rights and remedies in the event of the nonpayment of sums due under this Article as in the case of default by Tenant in the payment of rent, except that payments made by Owner hereunder shall not subject Tenant to a late charge unless reimbursement by Tenant is not made when due.

Article 25.  Legal Expenses.

Tenant shall pay to Owner all amounts for costs (including reasonable attorneys' fees) incurred by Owner in connection with any breach or default by Tenant under this Lease or incurred in order to enforce or interpret the terms or provisions of this Lease. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either of the parties hereto for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all cost incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees to be fixed by the court therein. Said costs and attorneys' fees shall be included as part of the judgment in any such action. For purposes of this provision, in any unlawful detainer or other action or proceeding instituted by Owner based upon any default or alleged default by Tenant hereunder, Owner shall be deemed the prevailing party if (a) judgment is entered in favor of Owner, or (b) prior to trial or judgment Tenant pays all or any portion of the rent and charges claimed by Owner, eliminates the condition(s), ceases the act(s) or otherwise cures the act(s), condition(s) or omission(s) claimed by Owner to constitute a default by Tenant hereunder. Further, should Owner be made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Owner in connection with such litigation.

Article 26.  Late Payments: Interest And Late Charges

A. Any amount due from Tenant to Owner which is not paid when due shall bear interest at the rate of 15% per annum (or such lower rate, if any, as is the maximum permitted under applicable usury laws) from the date such payment is due until paid, except that amounts spent by Owner on behalf of Tenant (e.g., pursuant to Article 24 hereof) shall bear interest at such rate from the date of disbursement by Owner. However, if owner has terminated this Lease, the interest rate for any overdue amounts shall be provided in Paragraph 20B(e) hereof from the date of termination until payment.

B. Tenant hereby acknowledges that in addition to lost interest, the late payment by Tenant to Owner of rent or any additional rent or other sums due hereunder will cause Owner to incur other costs not contemplated in this Lease, the exact amount of which will be extremely difficult to ascertain. Such other costs include, but are not limited to, processing, administrative and accounting costs. Accordingly, if any installment of rent or any additional rent or any

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other sum due from Tenant shall not be received by Owner within ten days after such amount shall be due, Tenant shall pay to Owner a late charge equal to the percentage (of such overdue amount) set forth in Paragraph Q of the Basic Lease Provisions, subject to the limitations set forth in said Paragraph Q. If any installment or rent or any additional rent or any other sum due from Tenant shall not be received within 30 days after such amount shall be due, Owner shall incur additional processing, administrative and accounting. In order to compensate Owner therefor, Tenant shall pay to Owner an additional late charge, computed as set forth above. The parties hereby agree that (i) such late charges represent a fair and reasonable estimate of the costs Owner will incur in processing each delinquent payment by Tenant, (ii) such late charges shall be paid to Owner as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671, and (iii) the payment of late charges and the payment of interest are distinct and separate from one another in that the payment of interest is to compensate Owner for the use of Owner's money by Tenant, while the payment of late charges is to compensate Owner for the additional administrative expense incurred by Owner in handling and processing delinquent payments.

C. Neither assessment nor acceptance of interest or late charges by Owner shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Owner from exercising any of its rights and remedies under this Lease. Nothing contained in this Article shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, additional rent or other sums due hereunder, and Tenant shall be deemed in default with regard to any such payments should the same not be paid by the date on which they are due.

Article 28.  Waiver.

The waiver by Owner of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same term(s), covenant(s) or condition(s), nor shall any custom or practice which may become established between the parties in the administration of this Lease be construed to waive or lessen Owner's right to insist upon performance by Tenant in strict accordance with such term(s), covenant(s) or condition(s). The subsequent acceptance of rent hereunder by Owner shall not he deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Owner's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Owner, unless such waiver is in writing by Owner. The fact that Owner performs an act which it is not (by law or under this Lease obligated to perform shall under no circumstances be deemed a waiver of its right to perform such act(s) or any similar act(s) in the future. If Tenant fails to perform any of its affirmative obligations under this Lease, such unperformed obligation(s) shall survive the expiration or sooner termination of this Lease. In addition, Owner's consent to or approval of any act by Tenant requiring owner's consent or approval shall not be deemed to render unnecessary the obtaining of Owner's consent to or approval of any subsequent act of Tenant, whether similar or dissimilar to the act which was consented to or approved by Owner.

Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the Premises, by reason of the violation by Tenant of any of the convenants or conditions of this Lease, or otherwise.

Article 29.  Rights Of Owner.

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Owner shall have the right to change the name, number or designation of the
Building or the Property without notice or liability to Tenant. In addition, Tenant shall not, without Owner's prior written consent, use the name of the Building or the Property for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such name (s) .

Owner shall have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, and Owner hereby reserves the right at any time to make alterations or additions to and to build additional stories on the Building and to build adjoining the same. Owner also reserves the right to construct other buildings or improvements in the vicinity of the Building from time to time, to make alterations thereof or additions thereto, and to build additional stories on any such building(s) and to build adjoining same. Owner further reserves the exclusive right to the roof of the Building.

No easement for lights, or view is included in the leasing of the Premises to Tenant. Accordingly, any diminution or shutting off of light, air or view by any structure which may be erected on lands in the vicinity of the Building (regardless of whether or not such structure is on the Property) shall in no way affect this Lease or impose any liability upon Owner.

Article 31.  Waiver Of Subrogation

Owner and Tenant hereby waive their rights against each other and against any other tenant of space on the Property (as well is the officers, employees, agents and authorized representatives of Owner, Tenant and such other tenants) with respect to any claims (including, but not limited to, claims for bodily injury to any person(s), and/or damage to the Premises or any other part of the Property, and/or any fixtures, equipment, personal property, furniture, improvements and/or alterations in or to the Premises or the Property) which are caused by or result from (i) risks insured against under any valid and collectible insurance contract or policy carried by Owner or Tenant (whichever the case may be) and in force at the time of any such injury and/or damage, or
(ii) risks which would be covered under any insurance required to be obtained and maintained by Owner or Tenant (whichever tile case may be) under Article 10 or Article 45 of this Lease, even if such required insurance is not in fact obtained or maintained. Said mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any bodily injury or any loss or damage to property of the parties hereto.

Each party shall cause each insurance policy obtained by it with respect to this lease to provide that the insurer waives all rights of recovery by way of subrogation against either Owner or Tenant (whichever the case my be) and against any other tenant of space on the Property, (as well as against the officers, employees, agents and authorized representatives of Owner, Tenant and such other tenants) in connection with any claim for bodily injury or property damage covered by such policy, and such waiver shall be indicated in any insurance certificate to be provided pursuant to this Lease. If any insurance policy required under this Lease is obtainable only by the payment of an additional premium charge (i.e., above that charged by the insurer for such policy without a waiver of subrogation), the party undertaking to obtain the insurance shall have the option to either pay the additional premium for a waiver of subrogation from such insurer or to place the insurance with another insurance company that meets the requirements set forth in Section 45D of this Lease and will issue the aforementioned waiver of subrogation free of charge. If

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any insurer (with respect to any insurance required under this Lease) will not waive its right of subrogation, not even with payment of an additional premium, the party undertaking to obtain the insurance shall place the insurance with another insurance company that meets the minimum requirements set forth in
Section 45D of this Lease and will issue the aforementioned waiver of subrogation, and said insured party shall pay any additional premium charge required by its insurer for Issuing a waiver of subrogation. Notwithstanding the foregoing, no waiver of subrogation shall be required from the insurance company carrying Tenant's Worker's Compensation insurance. If all or any portion of the Premises is sublet during the term of this Lease, the foregoing waivers, rights and obligations with respect to subrogation shall apply to any subtenant of Tenant.

Article 32.  Estoppel Certificate.

A. Tenant shall, within ten days after any written request from Owner, execute, acknowledge and deliver to owner a statement in writing certifying (i) that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Owner hereunder, or specifying such defaults if any are claimed; and (v) that Tenant has paid to Owner the security deposit as set forth in this Lease. In addition, such statement shall provide whatever other information and facts Owner way reasonably require. Any such statement may be relied upon by any prospective purchaser, ground lessee or encumbrance of all or any portion of the Property, as well as by any of their assignees.

B. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Owner (ii) that there are no uncured defaults in Owner's performance; (ii) that Tenant has paid to Owner the security deposit set forth in this Lease; and (iv) that not more than one month's rental has been paid in advance.

C. Tenant shall fully indemnify Owner from and against any and all claims, damages, losses, liability and expenses (including attorneys, fees and related costs) attributable to any failure by Tenant to timely comply with the requirements of Section 32A above.

Article 33. Notice.

Whenever Owner or Tenant is required to or shall desire to give the other any notice, demand, request or other communication with respect to this Lease or the Premises, each such notice, demand, request or other communication shall be in writing and shall not be effective for any purpose unless the same shall be given as follows:

A. By personally delivering such notice, demand, request or other communication on Tenant (or an employee or agent of Tenant) at the Premises or by mailing the same to Tenant by United States registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant at the address set forth in Paragraph N of the Basic Lease Provisions or at such other address(es) as Tenant may from time to time designate by notice given in accordance with this Article.

B. By mailing such notice, demand, request or other action to Owner by United States registered or certified mail, postage prepaid, return receipt requested,




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addressed to Owner at the address set forth in Paragraph M of the Basic Lease
Provisions or at such other address(es) as Owner may from time to time designate by notice given in accordance with this Article.

Every notice, demand, request or other communication mailed in accordance with the provisions hereof shall be deemed to have been given as of the date of receipt or the third business day following the date of such mailing, whichever date is earlier.

Article 34.  Abandonment.  See Addendum

Tenant shall not vacate or abandon the Premises at any tine during the term of this Lease, and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, such shall be a non-curable default under this Lease, and any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned and may be removed from the Premises in accordance with Paragraph 20B(2) hereof. No act or thing done by Owner or by any agent or employee of Owner during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless such acceptance is expressed in writing and duly executed by Owner. The delivery of the key (to the Premises) to any employee or agent of Owner shall not operate as a termination of this Lease or a surrender a the Premises.

Article 35.  Addenda, Exhibits, And Riders.

Those exhibits set forth in Paragraph O of the Basic Lease Provisions and those riders and addenda, if any, set forth in Paragraph P and R, respectively of the Basic Lease Provisions, are made a part hereof by this reference. Any addenda, exhibits and riders to this Lease shall be attached hereto and shall be signed or initialed by Owner and Tenant.

Article 36.  Invalidity.

The parties hereto agree and state that the terms and provisions of this Lease express the intent of their agreement as fully as possible; however, the invalidity or unenforceability of any term or provision hereof (except for Tenant's obligation to pay basic rent under Article 4 hereof) shall not affect or impair any other term or provision hereof, and the remainder of this Lease shall be valid and enforceable to the fullest extent permitted by law.

Article 37.  Interpretation And Governing Law

In all cases the language in all parts of this Lease shall be construed simply, according to its fair meaning and not strictly for or against Owner or Tenant. This Lease shall be governed by the laws of the State of California.

Article 38.  Defined Terms And Captions, Joint And Several Liability

The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. If Tenant consists of more than one person or entity, they and each thereof shall be bound jointly and severally by the terms, convenants and agents of this Lease.

The word "Owner" as used herein shall mean only the owner or owners at the tine in question of the fee title to (or lessee's interest in a ground lease of) the Property.


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The use of the neuter singular pronoun to refer to Owner or Tenant shall be deemed proper reference even though owner or Tenant may be an individual, a partnership, an association, a corporation, or a group of two or more individuals, partnerships, associations or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Owner or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

The captions, section numbers, article numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

Article 39.  Entire Agreement, Amendments

This Lease and the exhibits (and Riders and Addenda, if any) attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Owner and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as otherwise provided in this Lease, no subsequent alteration, amendment, change or addition to this Lease shall be binding unless it is in writing and signed by Owner and Tenant.

Article 40.  Time Of The Essence.

Time is of the essence of this Lease and each and every provision hereof.

Article 41.  Execution And Examination Of Lease

This Lease way be executed in to or more counterparts , each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Submission by Owner of this instrument for examination or signature by Tenant does not constitute a reservation of the Premises or an option to lease same from Owner, and this instrument is not effective as a lease or otherwise until execution and delivery by both Owner and Tenant.

Article 42.  Covenant Of Quite Enjoyment.

Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably hold the Premises for the term hereby demised without hindrance or interruption by Owner or any other person or persons lawfully or equitably claiming by, through or under the owner, subject, nevertheless, to the terms and conditions of this Lease.

Article 43.  Successor And Assigns.

All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; provided, however, that the obligations contained in this Lease to be performed by owner shall be binding on Owner and Owner's successors and assigns only during their respective periods of Ownership. No rights, however, shall inure to the benefit of any assignee or subtenant of Tenant unless the assignment or subletting to such assignment or subtenant has been approved by owner in writing as provided in
Article 13 hereof.

Article 44.  Subordination. See addendum

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

At Owner's request, Tenant shall subordinate its interest under this Lease to any and all now effective or hereafter executed deed of trust or ground lease which may now or hereafter affect Owner's estate in the Property, and to all renewals, modifications, replacements or extensions thereof. The term "deed of trust" as used herein is defined to include mortgages, security agreements, deeds of trust and any other instruments providing security for the payment of debts or for the performance of other obligations. Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of this Article as shall be requested by Owner. If Tenant shall not have executed such instruments or certificates and delivered same to Owner within 15 days after the date of a written request by Owner for Tenant to execute same, Tenant hereby irrevocably appoints Owner as Tenant's attorney in fact, with full power and authority to execute and deliver in the name of Tenant any such instruments or certificates. The execution by and the recording in the Office of the Los Angeles County Recorder of a declaration that this Lease and leasehold estate are subject, subordinate and inferior to any lien or encumbrance, lease or sublease, placed by Owner upon or against the leased premises, and/or the building of which the leased premises is a part and/or the land on which the leased premises may be located, shall, of and by itself and without further not-ice to or act or agreement of Tenant, make this Lease and the estate created hereby subject, subordinate and inferior thereto. in the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any such mortgage or deed of trust, Tenant shall attorn to the purchaser upon any such foreclosure or sale or to such other as Owner under this Lease. The provisions of this paragraph notwithstanding, so long as Tenant is not in default hereunder, this lease shall remain in force and effect for the full term hereof.

Article 45.  Insurance   See Addendum

A. Liability Insurance. Tenant shall, during the term hereof, keep in full force and effect a policy or policies of comprehensive general liability insurance for bodily injury (including wrongful death) and damage to property covering (i) any occurrence on the Premises not caused by Owner, (ii) any act or omission by Tenant, by any subtenant of Tenant, or by any of their agents, servants or employees anywhere on the Property, (iii) the business(es) operated by Tenant and by any subtenant of Tenant on the Premises, and (iv) any indemnification obligations of Tenant under Article 14 hereof, in which the coverage shall not be less than $1,000,000 combined single limit per occurrence. The liability policy or policies shall contain an endorsement naming Owner, and any persons, firms or corporations designated by owner (hereinafter called Owner's designee(s)"), as additional insured, as per insurance industry form #G*-109 (edition July 1966) or any replacement thereof, or an additional insured lessor endorsement form similar in content thereto. Any additional insured lessor endorsement shall expressly provide that the interest of owner therein shall not be affected by Tenant's breach of any policy provision.

B. Insurance of improvements and contents. Tenant shall, during the term hereof, keep in full force and effect a policy or policies of insurance against damage (by fire, theft, vandalism, malicious mischief, all risks normally insured against by extended coverage, and, if the Building is sprinklered, the added perils of sprinkler leakage and earthquake sprinkler leakage) to Tenant's stock in trade, furniture, personal property, fixtures and equipment on the Premises, as well as any improvements or alterations to the Premises other than those installed by or for Owner (at Owner's expense) prior to the commencement of the term of this Lease, with coverage in an amount equal to the actual cash value thereof. Such coverage shall not have a deductible in excess of $100.



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C. Worker's Compensation Insurance. Tenant shall, during the term hereof keep in full force and effect a policy or policies of Worker's Compensation insurance, with coverage as required by the State of California.

D. Each insurance policy (and certificate thereof) obtained by Tenant pursuant to this lease shall contain a clause that the insurer will provide Owner and Owner's designee(s) with at least 30 clays prior written notice of any material change, nonrenewal or cancellation of the policy. Each such insurance policy shall be with an insurance company authorized to do business in the State of California and rated not less than Best's Financial Class X and Best's Policyholder Rating B+. A certificate (on the standard Accord form and issued by an authorized representative of the insurer) evidencing the coverage under each such policy, as well as a certified copy of the aforementioned additional insured lessor endorsement with respect to Tenant's liability insurance, shall be delivered to Owner and Owner's designee(s) prior to commencement of the Lease term. Except for Worker's Compensation insurance, it shall be indicated on each such certificate (and also in a separate endorsement) that the insurer waives its rights of subrogation, as provided more specifically in Article 31 hereof. Each such policy shall provide that any loss payable thereunder shall be payable notwithstanding:

(1) any act, omission or neglect by owner, by Tenant, or by any subtenant of Tenant, or

(2) any occupancy of the Premises or use of the Property (or any portion thereof) by Tenant, or by any subtenant of Tenant, for purposes more hazardous than permitted by the terms of such policy, or

(3) any foreclosure or other action or proceeding taken by any mortgages(s) or trustee(s) pursuant to any provision of any mortgage(s) or deed(s) of trust covering the Property, or

(4) any change in title or ownership of the Property, or

(5) any termination of this Lease or any expiration or cancellation of such policy, after the (insured against) occurrence but before any claim has been filled with the insurer.

E. Any insurance policies required hereunder shall be written as primary policies, not contributing with or in excess of any coverage which Owner or Owner's designee(s) may carry, with loss payable clauses satisfactory to Owner and in favor of Owner, or at Owner's option, in favor of Owner and Owner's designee(s). Tenant shall procure and maintain all policies (that it is required to obtain hereunder) entirely at its own expense and shall, at lease 20 days prior to the expiration of any such policies, furnish Owner with renewals or "binders" thereof, or Owner shall have the right (but not the obligation, which shall be solely Tenant's) to order such insurance and charge the cost thereof to Tenant. No such payment by Owner shall constitute a waiver of any other of Owner's rights under this Lease. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to herein or the coverage thereunder. If Tenant (or any subtenant of Tenant) does or permits to be done anything which shall increase the cost of any insurance policies maintained by Owner with respect to the Building and/or the Property, then Tenant shall reimburse Owner for any additional premiums attributable to any act or omission or operation of Tenant (or any subtenant of Tenant) causing such increase in the cost of insurance. Any amount owed by Tenant under this Paragraph shall be payable to Owner with the next installment of rent which is due (i.e., with the rent for the month immediately succeeding the month in which Tenant receives a bill from Owner for any such additional premiums).


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F.  If, on account of the failure of Tenant to comply with the provisions of this Article, Owner is deemed a co-insurer by its insurance carrier, than any loss or damage which Owner shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

G. Owner makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's indemnification obligations under this Lease, and if Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate, because the limits of any insurance coverage required under this Article shall not limit the liability of Tenant under this Lease.

H. If the Lease term is more than five years, then (not more frequently than each five years) if in owner's opinion the amount of any insurance coverage maintained by Tenant at that time is not adequate, Tenant shall increase the insurance coverage as reasonably required by Owner.

Article 46. Cumulative rights.

All rights, options and remedies of owner contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Owner shall have the right to pursue any one or all of such remedies or any other remedy or relief which way be provided by law or equity, whether or not stated in this Lease.

Article 47.  Accord And Satisfaction, Receipt Of Money.

No payment by Tenant or receipt by Owner of a lesser amount than the basic rent and additional rent (jointly called "rent" in this Article) herein stipulated shall be deemed to be other than on account of the earliest stipulated rent due and not yet paid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this Lease.

No receipt of money by Owner from Tenant after the termination of this Lease, after the service of any notice relating to the termination of this Lease, after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

Article 48.  Recording.

Neither Tenant nor Owner shall record this Lease or any memorandum or short form thereof without the prior written consent of the other party.

Article 49.  Authority

A. If Tenant executes this Lease as a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he or she is a general partner of said partnership, and that this Lease is binding upon said partnership in accordance with its terms.

B. If Tenants executes this Lease as a division of a corporation:



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1) Each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that its parent corporation is a duly authorized and existing corporation, that Tenant or the parent corporations (and is qualified to do) business in California, that Tenant has full right and authority to enter into this Lease on behalf of the parent corporation as well as on its own behalf, that each person signing this Lease on behalf of Tenant is authorized to do so on behalf of the parent corporation (as well as on behalf of Tenant), and that the terms of this Lease are binding upon the parent corporation as well as upon Tenant; and

2) Tenant shall, within 30 days after request by Owner, deliver to Owner a certified copy of a resolution of the Board of directors of the parent corporation authorizing or ratifying the execution of this Lease.

C. If Tenant executes this Lease as a corporation are a subsidiary of a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized, adequately capitalized and existing corporation, that Tenant has (and is qualified to do) business in California, that Tenant has full right and authority to enter into this Lease, and that each person signing this Lease on behalf of Tenant is authorized to do so.

In Witness Whereof, Owner And Tenant have executed this Lease as of the day and year reflected in Paragraph A of the Basic Lease Provisions.


 The Chapman Building

 By  Edward Illig

 Title  Managing General Partner

 By
 Title
 Owner


Witness:                        Chino Valley Bank

Date:                           By: Jay Coleman

Name                            Title:  Executive Vice President

Address                          By

                                Title
TENANT


Exhibit "C"
The Chapman Building
Rules and Regulations

1. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant, to Owner for Owner's supervision and/or approval before performance of any such contractual services. This shall apply t o all work performed in the Building, including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any and every nature affecting floors,

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walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Buildings. None of such work will be done by Tenant without Owner's prior written approval.

2. The work of janitorial or cleaning personnel shall not be hindered by Tenant after 5:30 p.m. and such work may be done at any time when the premises are vacant; the windows, doors and fixtures in the premises may be cleaned at any time. Tenant shall provide whatever waste and rubbish receptacles, cabinets, and book cases, etc., are necessary in order to prevent unreasonable hardship to Owner in discharging its obligation regarding cleaning service.

3. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires the use of a elevator or stairways, or movement through the building entrances or lobby, shall be restricted to the hours designated by Owner from time to time and only the elevator and entrance designated by owner are to be used for any such movement. All such movement shall be as directed by Owner in a manner to be agreed upon between Tenant and Owner by prearrangement before performance. Such prearrangement, to be initiated by Tenant, shall include determination by Owner (and shall be subject to Owner's decision and control) of the time, method, routing of movement, and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Tenant expressly assumes all risk of damage to any and all articles so moved, as well as all risk of injury to any person(s) or the public engaged or not engaged in such movement, including equipment, property, and personnel of Owner if damaged or injured as a result of any acts in connection with carrying out this service of tenant, from time of entering the property until completion of the work; and owner shall not be liable for any act or omission of any person engaged in (or for damage to or loss of any property or injury to any person resulting directly or indirectly f rom any act or omission in connection with) such service performed by or for tenant. Tenant hereby agrees to defend and indemnify owner with respect to any such damage, injury or loss, including all reasonable attorneys' fees and related costs.

4. No sign(s) of tenant will be allowed in any form on the exterior of the building or on any window inside or outside of the building, and no sign(s), except in uniform location and uniform style fixed by Owner, will be permitted in the public corridors or on corridor doors or entrances to the Premises. Written consent from owner is an absolute prerequisite for any such sign(s) which tenant may be permitted to use.

5. Tenant shall not place, install or operate on the premises or in any part of the building, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, except that the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees shall be permitted. Nor shall tenant place or use in or about the premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive or hazardous material without the prior written consent or owner.

6. Owner will not be responsible for any lost or stolen personal property, equipment, money or jewelry from the premises or from public rooms, regardless or whether such loss occurs when the area is locked against entry.

7. No birds or animals shall be brought onto the property. Any bicycles or vehicles brought onto the property shall be parked only in areas designated by owner for such purpose, and shall under no circumstances be brought into the building.

8. Owner may permit entrance to the premises (by use of pass keys controlled by owner) by employees, contractors, or service personnel supervised or employed by

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

owner, or by anyone authorized to enter the premises pursuant to Article 18 hereof. No additional locks shall be placed upon any doors of the premises, and tenant shall not permit any duplicate keys toe be made; all necessary keys will be furnished by owner, it being understood that a deposit of $5.00 is to be made to the owner by the tenant for each key furnished under this lease. Upon termination of this lease, tenant shall surrender and deliver to owner all keys to the premises which are in tenant's possessions or in the possession of tenant's agents, employees or others permitted by tenant to occupy the premises, as well as the receipts for the amount of deposits tenant has made for such keys, and owners shall thereupon return to tenant $5.00 for each such key and receipt so returned.

9. No sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls to any structures on the property shall be obstructed or used for any purpose other than ingress and egress, nor shall any rubbish, litter, trash or material of any nature be placed, emptied or thrown into these areas. The halls, passages, entrances, elevators, stairways, balconies and roof of each such structure are not for the use of the general public, and owner shall in all cases retain the right to control or prevent access thereto by all persons whose presence (in the judgment of owner) shall be prejudicial to the safety, character, reputation or interest of the property and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with tenants of the property normally deal in the ordinary course of their business, unless such persons are engaged in illegal activities. No tenant (or subtenant, invitee, agent or employee of any tenant) shall go upon the roof of any structure on the property without the prior written consent of owner.

10. Owner shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment (including safes, large files, etc.) that is to be placed in the building, and only those which in the opinion of owner might not with reasonable probability do damage to the floors, structure and/or freight elevator, may be moved into the building. Any damage occasioned in connection with the moving or installing of such aforementioned articles in the building or the existence of same in the building shall be repaired promptly by tenant at its own expense.

11. Owner shall have the right to prohibit the use of the name of the property or any other publicity by tenant which in owner's opinion tends to impair the reputation of the property or its desirability for the executive offices of owner or other tenants, and upon written notice from owner, tenant will refrain from or discontinue such publicity.

12. The premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purpose, or for any purpose that will damage property or the reputation thereof, or for any purpose other than that specified in this lease.

13.  See addendum.

14. Employees of owner shall not receive or carry messages for or to any tenant or other occupant on the property, nor shall the contract to render free or paid services to any tenant or any tenant's agents, employees or invitees; of any of owner's employees perform any such services, such employee(s) shall be deemed the agent of the tenant fro whom the services are being performed, regardless of whether or how payment is arranged for services, and owner is expressly relieved from any and all liability for any injury to persons or damage to property (and any other damages) in connection with any such services.

15. Tenant and its employees, agents and invitees shall observe and comply with the driving and parking signs and markers on the property.


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16.  See addendum

17. Directories will be placed by owner, at is own expense, in conspicuous places in the building. No other directories shall be permitted unless
previously consented to by owner in writing.   The total number of
identification strips for each tenant shall be reasonably determined by owner.

18. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixture or appliances from misuse by Tenant (or by any subtenant, employee, agent or invitee of tenant) shall be promptly repaired by tenant, entirely at tenants own expense.

19. No tenant shall make (or permit to be made) and loud or otherwise disturbing noises, sounds or vibrations, or disturb or interfere with other occupants of the property or of buildings on neighboring property, or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

20. No tenant shall purchase (or otherwise obtain for use in the premises) any water, ice, towel, vending machine, janitorial, maintenance or other similar services, or accept barbering or shoe shining services, except from persons authorized in writing by owner, and at hours and under regulations fixed by owner.

21. Owner reserves the right to exclude from the property between the hours of 7:00 p.m. and 7:00 a.m. (and at all hours on Sundays and legal holidays) all persons who do not present a pass to the property signed by owner. Owner shall furnish passes to persons for whom any tenant requests the same in writing.
Each tenant shall be responsible for all persons for whom he requests passes and shall be liable to owner for all acts of such persons. Owner shall in no case be liable for any error with regard to the admission to or exclusion from the property of any person.

22. All doors opening into public corridors in any structure on the property shall be kept closed, except when in use for ingress and egress.

23. Owner reserves the right to make such other and future rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the property, and for the preservation of good order thereon.


Rider No 2.
Rental adjustment and property tax reimbursement   The Chapman Building

1) The basic rent set forth in Paragraph J of the Basic Lease Provisions is predicated, in part, upon an original estimate of annual operating costs for The Chapman Building and the common facilities of the Property. Prior to the end of the first calendar year of the Lease, Owner shall furnish Tenant with an estimate of the per square foot operating costs for the following year. Prior to the first day of each subsequent calendar year, Owner shall furnish Tenant with an estimate of the per square foot operating costs for such subsequent calendar year. Commencing with the first month of the calendar year to which such estimate applies, the basic rent set forth in Paragraph J of the Basic Lease Provisions (or such other figure as is the revise basic rent if same is subsequently increased or decreased) shall be increased, if adjusted at all, for each month during such calendar year or portion thereof, by 1/12th of the product of the square footage of the Premises, as set forth in Paragraph E of the Basic Lease Provisions (or such other figure as is the revised square

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footage of the Premises if the size of same is subsequently increased or decreased), multiplied by the difference, if any, between such estimate and the actual annual operating costs for the calendar year in which this Lease is signed. Within 120 days after the expiration of each calendar year during the Lease term, Owner shall furnish Tenant with a statement of the actual per square foot operating costs for such calendar year, and if the actual per square foot operating costs for such calendar year are more or less than the estimate, a proper adjustment shall be made. Any excess paid by Tenant shall be refunded to Tenant with such statement, or, at Owner's option, may be applied to any amounts then due by Tenant to Owner or the next maturing installment of basic rent or additional rent. Any deficiency between the estimated and actual per square foot operating costs shall be paid by Tenant to Owner, concurrently with the regular monthly rent payment next due following the date on which the aforementioned statement is either personally delivered or mailed to-Tenant. Any fractional calendar year in the final year of the term of this Lease shall be treated proportionately on a 360 day year basis.

For the purpose of this Rider 2, "operating costs" shall be the sum of building operating costs and common facilities costs; "building operating costs" shall be all direct costs of managing, operating, maintaining and repairing the Building, including all real and personal property taxes and "common facilities costs" shall be all direct costs incurred by Owner in connection with managing, operating, maintaining and repairing the facilities of the Property. Operating costs shall consist of (a) all expenses and charges which, in accordance with generally accepted accounting and management principles, would be considered a cost of maintaining, operating, managing or repairing the Building or the facilities of the Property, and shall include, by way of illustration but not limitation, all expenses paid or incurred for water and sewer charges, insurance premiums, utilities, heating and cooling, labor and supplies, license, permit and inspection fees, all assessments and special assessments due to deed restrictions, declarations and/or owners' associations which accrue against the Building or the facilities of the Property, all real and personal property taxes, the cost of compensation (including employment taxes, similar governmental charges, and fringe benefits) with respect to all persons who perform duties in connection with landscaping, janitorial and general cleaning services, security services and any other services directly relating to the operation, maintenance or repair of the Building or the common facilities of the Property (as well as the Cost of all equipment used in conjunction therewith), customary management fees, legal expenses, and accounting expenses, as well as
(b) administration fee of 5% of Owner's operating costs.

Per square foot building operating costs shall be determined by dividing the annual building operating costs (building operating and common facilities costs) by the Usable Area in the Building.

Any reference in this Rider to the ratios "per square foot" or "per square feet" shall mean per square foot/feet of Usable Area of the Building. For purpose of this Rider, the term "Usable Area" shall not include elevator lobbies, public corridors, public restrooms, mechanical rooms, elevator rooms, telephone closets, or other common areas, nor shall it include vertical penetrations which are not included for the special use of Tenant.

The "commons facilities" shall consist of all areas, space, equipment and special services provided by Owner for the purpose or joint use and benefit of the tenants of The Chapman Building, their employees, agents, servants, suppliers, customers and other invitees, including, by way of illustration but not limitation, retaining walls, fences, landscaped areas, curbs, sidewalks and other paved areas which are not part of the parking facilities.

Operating costs shall not include depreciation, or capital expenditures in connection with, the Building, the common facilities or any equipment therein or thereon, payments of principal and interest on any mortgage or other encumbrance upon the Building or any common facilities, commissions paid for leasing, or the cost of alterations to the Building or any common facilities. However, operating costs shall include amortization and payments of interest with respect to any capital improvements made to the Building, the common facilities or any part thereof for the purpose of reducing operating costs or pursuant to the requirements of any governmental entity. Charges for any services, goods or materials furnished by Owner at Tenant's request, all other sums payable by Tenant under this lease, shall not be deemed operating costs, but rather shall be payable by Tenant pursuant to the provisions of this Lease or (if not provided for in this Lease) within ten days after owner renders a statement thereof. Notwithstanding anything to the contrary elsewhere in this Rider, with respect to each specific category of operating costs which one or more tenants of The Chapman Building either pays directly to third parties or specifically reimburses to Owner (e.g. separately metered utilities and separately contracted janitorial service), such direct payments and reimbursements shall not be included in operating costs for purpose of this Rider, but when Tenant's per square foot operating costs for each such category of expense are determined, the Usable Area of this space occupied by all such tenants paying such category of expense directly to third par-ties or reimbursing same to Owner shall be excluded from such computation.

Notwithstanding anything to the contrary in the notice provision(s) of the Lease, any statements from Owner to Tenant regarding operating costs or property taxes shall be, at owner's sole option, either personally delivered to Tenant, mailed to Tenant by regular mil (i.e., not certified or registered mail), or mailed to Tenant by certified or registered mail, -return receipt requested. Any time period commencing when any such statement is mailed shall commence when same is deposited in the mail by Owner.

Owner's Initials

Addendum To The Chapman Building Office Lease Agreement
Dated October 21, 1994
By And Between
110 Wilshire Building Partners, A California Partnership, ("owner")
And
Chino Valley Bank, ("Tenant")

Not withstanding anything to the contrary contained in the Lease Agreement, the following terms and conditions shall prevail:

Article 1.  Premises

Suite 100 Ground Floor 6,838 Usable Square Feet
Suite 100M Mezzanine 2,205 Usable Square Feet
Suite G3 Basement 588 Usable Square Feet

TOTAL 9,631 Usable Square Feet

Tenant shall have the right to remeasure the Premises through a licensed architect using BOMA standards. Should said Premises be found to be less-than that stipulated in Article 1, Tenant shall have the right to request that the usable square footage be adjusted accordingly. Owner shall have the right to hire a licensed architect to remeasure the Premises, also using BOMA standards. Should the usable square footage of both licensed architects differ, a third, mutually agreeable licensed architect shall be selected to remeasure the Premises through BOMA standards. The average of the three remeasurements shall

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be the new usable square footage, provided however, that no one remeasurement is more or less than five (5%) of another.

Article 4.  Rent

Base Rent for the Premises during the initial term shall be as follows:

Ground Floor: $1.25 NNN per usable square foot
Mezzanine: $1.25 NNN per usable square foot
Basement: $0.60 NNN per usable square foot

Article 9.  Compliance With Laws And Restrictions

Owner represents that to the best of its knowledge, the Premises is currently in compliance with all applicable laws, statues, ordinances, or governmental rules and warrants that there will be no costs passed back to the Tenant in conjunction therewith.

Article 10.  Alterations, Furniture And Trade Fixtures

Tenant shall have the right to paint and carpet the Premises without owner's prior written consent.

Article 11  Condition Of Premises, During Lease Term And Upon Surrender Of
Premises

Owner represents that it is currently making good faith efforts to bring the common areas into compliance with the requirements of Title III of the Americans With Disability Act (the "ADAI) and warrants that there will be no costs passed back to the Tenant in conjunction therewith. Tenant represents and covenants that it shall conduct its occupancy and use of the Premises in accordance with the ADA (including, but not limited to modifying its policies, practices and procedures, and providing auxiliary aids and services to disabled persons). If the Lease provides that the Tenant is to complete certain alterations and improvements to the Premises in conjunction with the Tenant taking occupancy of the Premises, Tenant agrees that all such work shall comply with the ADA. Furthermore, Tenant covenants and agrees that any and all future alterations or improvements made by Tenant to the Premises shall comply with the ADA.

Article 13.D.  Assignment And Subletting

Tenant shall have the right to sublease or assign any portion of the entire space to any related entity, parent company, subsidiary or affiliate without Owner's consent. Owner shall have no right to recapture said space and all proceeds attributable to any such assignment or sublease shall inure to the benefit of Tenant.

Tenant shall have the right to sublease or assign any portion of the space to any other subtenant with Owner's prior written consent, which shall not be unreasonably withheld or delayed. owner and Tenant shall share all profits attributable to any such assignment or sublease on a fifty percent/fifty percent (50%/50%) basis. Said profits shall be defined as all money received after Tenant has recouped all commissions, tenant improvements, free rent and any other concessions which was granted to the subtenant.

Article 14.  Indemnification And Non-Liability Of Owner

Owner shall fully indemnify Tenant against all claims, however caused, arising in whole or part from owner's use of the Premises and the Property, from the conduct of Owner's business, or from any activity, work, or thing done,

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permitted or suffered by Owner (or by any licensee, concessionaire or subtenant of Owner) anywhere on the Property, and shall further indemnity Tenant against all claims arising in whole or in part form any breach or default in the performance of any obligation on owner's part to be performed under the terms of this Lease or arising in whole or part from any act, neglect, fault or omission by owner (or by any licensee, concessionaire or subtenant or Owner) anywhere on the Property.

Article 15.  Taxes

Tenant shall pay monthly its prorata share of 23.2% of all Real Estate Taxes applicable to the Premises. Tenant shall not be responsible for any current or future tax penalties or interest associated with the late payment of said taxes.

Tenant shall be exempted from any increases in Real Estate Taxes which the Building may incur as a result of a sale, refinance, transfer of ownership or any other "triggering" event during the initial Lease term.

Article 20.  Default; Remedies

The Premises will not be considered as abandoned if, Tenant, after vacating the Premises has listed the Premises with a licensed Broker for sublease and appropriate signage has been posted on the Premises stating the availability of the Premises for sublease.

Article 27.  Broker

The parties recognize Langdon Rieder Corporation as the broker for Tenant and agree that Tenant shall be solely responsible for the payment of brokerage commissions to said broker and that Owner shall have no responsibility therefor. The parties recognize Morlin Management Corporation as the broker for Owner and agree that Owner shall be solely responsible for the payment of brokerage commissions to said broker and that Tenant shall have no responsibility thereof.

Tenant represents and warrants that it has not dealt with or employed any broker or agent as its representative in the negotiation for or the obtaining of this Lease other than Langdon Rieder Corporation, and agrees to indemnify and hold harmless owner against all costs or liability for compensation claimed by any broker or agent (other than Langdon Rieder Corporation) and all attorneys, fees expended in connection therewith.

Article 34.  Abandonment

The Premises will not be considered as abandoned if, Tenant, after vacating the Premises has listed the Premises with a licensed Broker for sublease and appropriate signage has been posted on the Premises stating the availability of the Premises for sublease.

Article 44.  Subordination

Owner shall attempt to secure and deliver a Non-Disturbance Agreement from and executed by owner's mortgagee for the benefit of Tenant.

Should owner's mortgagee fail to deliver a Non-Disturbance Agreement for the benefit of Tenant, Tenant shall have the right to refuse to subordinate its interest under this Lease to any and all now effective or hereafter executed Deed of Trust or ground lease which may now or hereafter affect Owner's estate in the Property, and to all renewals, modifications, replacements or extensions thereof.


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Article 45.  Insurance

Tenant shall pay monthly to Owner its prorata share of 23.2% of all Insurance applicable to the Premises.

Article 50.  Arbitration

Owner and Tenant hereby waive their respective rights to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Owner against Tenant or Tenant against Owner on any matter whatsoever arising out of, or in any way connected with this Lease. Owner and Tenant hereby agree to settle any disputes or claims through arbitration and the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding upon the parties. The arbitration shall be conducted and determined in the City of Fullerton in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes, and the provisions of California Code of Civil Procedure Section 1283.05, or any successor or amended statute or law containing similar provisions, shall apply.

ARTICLE 51  Options To Extend

Tenant shall have the right, at its option to extend the Term of the Lease under the same terms and conditions for two (2) periods of three (3) years each ("Option Term") immediately following the expiration of the Term of the Lease or extended Term of the Lease; such right shall be referred to in this Addendum as the "Option". Tenant shall exercise each option by delivery of written notice to Owner at least six (6) months prior to the then scheduled expiration date ("Expiration Date") of the Term of the Lease or extended Term of the Lease. The rate payable under each Option shall not exceed the then prevailing market rate, terms and conditions for comparable space. All other terms, covenants and conditions (including without limitation, defined terms) contained in the Lease shall be applicable to each Option Term in the event of the Exercise of the Option by Tenant. If Tenant is in default pursuant to the Lease or any event or condition has occurred which after notice or passage of time or both shall constitute a default pursuant to the Lease during the time period when Tenant may exercise each Option, then any attempt to exercise each option shall be null, void and of no force or effect.

Exhibit "C"  Paragraph 4

Owner shall permit Tenant, at Tenant's sole cost and expense to install Tenant's name/logo on the existing bank signage, subject to Owner's prior written consent, which consent shall not be unreasonably withheld. Tenant shall, at Tenant's sole cost and expense, obtain all necessary permits from the City of Fullerton.

Exhibit "C"  Paragraph 13

Except for owner's Building Standards for blinds, draperies, shutters or window coverings, Tenant shall obtain Owner's prior written consent before installation of any blinds, draperies, shutters or window coverings. The existing electrical ceiling fixtures shall not be removed from the Premises without Owner's prior written consent. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and of a quality, type design and bulb color approved by owner.

Exhibit "C"  Paragraph 16


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Upon vacating the Premises, Tenant shall remove all nails, hooks, or screws driven or inserted into any part of the Premises and repair any damage caused by said removal. No nails, hook's or screws shall be driven or inserted into any other part of the Property, or the exterior of the Premises, except with Owner's prior written consent.

Rider No. 2 Rental Adjustment And Property Tax Reimbursement

In addition to any amounts payable by Tenant to owner per the provisions of this Rider, Tenant shall pay for its own janitorial service and security systems/personnel and its separately metered utilities to its Premises.

The following items shall be excluded from the operating expenses pass throughs to the Tenant.

A) Any expenses associated with the elevators, including but not limited to maintenance, replacement or repair.

B) Any cost associated with any other floor in the Building except the portion of the ground floor, which the Bank occupies, and the main lobby of the Building.

C) The cost of items for which Owner is reimbursed by insurance or otherwise compensated by parties other than tenants of the Building.

D) Any cost directly related to any other tenant in the Building.

E) Any management fees in excess of five percent (5%) of the revenue of the Building.

F) Any cost associated with the bathrooms in the Building other than those in Tenant's Premises.

Tenant shall have the continuous right, at its sole cost and expense, to audit Owner's, or its agent's, books for the accuracy of determining operating expenses and increases in operating expenses.


The Chapman Building

By  Edward Illig

Title  Managing General Partner

By
Title
Owner

Witness:                            Chino Valley Bank

                                    By:  Jay W. Coleman
Date:
                                    Title:  Executive Vice President
Address:

By

Title



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